Business combination and disposal of subsidiaries	12 Months Ended
Dec. 31, 2016
Business combination [Abstract]
Business combination
4.	Business combination and disposal of subsidiaries

Acquisition and disposal of Shanghai Beifu Culture Communication Co., Ltd. (“Beifu”)

In February 2015, the Group acquired 70% of the equity interests of Beifu from the founders of Beifu for a fixed cash consideration of RMB39 million, plus additional variable cash consideration that is contingent upon the achievement of pre-established performance metrics for years 2015 through 2017. Beifu is primarily engaged in the operation of E-commerce, which is based on YY’s existing user base. The purpose of the acquisition was to integrate the Group's technology and huge user base together with Beifu's successful experience in the operation of E-commerce area. On the acquisition date, the allocation of the consideration of the assets acquired and liabilities assumed based on their fair value was as follows:

RMB

Cash consideration	39,200
Contingent consideration	107,306
Total consideration	146,506

Net assets acquired	31,994
Identifiable intangible assets acquired	12,900
Goodwill	147,388
Deferred tax liabilities	(3,225)
Non-controlling interest	(42,551)
Total	146,506

The agreements for the acquisition of Beifu included a contingent consideration arrangement that required additional consideration to be paid by the Group based on the achievement of pre-established performance metrics as stipulated in the agreements for years 2015 through 2017. The undiscounted amounts the Group shall pay when Beifu achieves 100% of the performance metrics from 2015 through 2017 is RMB219 million. The actual contingent payments would be adjusted based on the degree of how the actual revenue and net profit are higher or lower than the performance metrics from 2015 through 2017. The fair value of the contingent consideration recognized on the acquisition date of RMB107 million was determined by the Group using the Trinomial Tree model. Under this model, the Group performed scenario analysis by assuming different scenarios under which Beifu achieved different performance for years 2015 through 2017. Under different scenarios, the amount of contingent consideration differed according to the stipulation in the agreements. The Group then calculated the fair value of the contingent consideration based on the net present value of the total contingent consideration under different scenarios and the expected probability of each scenario. Please refer to note 25 for the key parameters adopted in the valuation.

The fair value of non-controlling interest in Beifu was determined mainly based on the number of shares held by non-controlling shareholders and the equity value close to the acquisition date, taking into consideration of other factors, as appropriate. If Beifu achieved specified performance metrics and did not complete an initial public offering, and the founders of Beifu remained being employed by the Group, the non-controlling shareholders had the right to put their equity interests in Beifu to the Group at the fair value (“the put option”). The Group considered the probability of the exercise of the put option and believed that the exercise of the put option was not probable upon the acquisition date and as of December 31, 2015.

Pursuant to ASC 480, considering the non-controlling interests were redeemable upon the occurrence of an event that was not solely within the control of the Group, the Group classified the non-controlling interests with the written put option as mezzanine equity in the Company’s consolidated financial statements. The aforementioned put option of Beifu has been cancelled upon the date of disposal.

The business combination was completed on February 3, 2015. The excess of the purchase price over tangible assets, identifiable intangible assets acquired, and liabilities assumed and fair value of the non-controlling interest was recorded as goodwill. The acquired identifiable intangible assets were valued by various approaches, including the income approach and the replacement cost approach, as appropriate. Acquisition related costs were immaterial and were included in general and administrative expenses for the year ended December 31, 2015.

Pro forma results of operations related to the acquisition have not been presented because they were not material to the Group’s consolidated statements of operations and comprehensive income.

There were no indemnification assets involved. Total identifiable intangible assets acquired upon acquisition mainly included cooperation agreements with online game hosts and non-compete agreements, which had an estimated useful life of three and seven years, respectively. Total goodwill of RMB147 million primarily represented the expected synergies from combining operations of Beifu with those of the Group, which were expected to be complementary to each other. In accordance with ASC350, goodwill has not been amortized but tested for impairment and was not deductible for tax purposes.

In the 2015 annual goodwill impairment assessment, the Group has noted impairment indicator for Beifu and recognised an impairment charge of RMB128,035 against the goodwill related to the acquisition of Beifu (Note 14).

In June 2016, the Group disposed 60% equity interest of Beifu for a total consideration of RMB3,500. After the disposal, the Group retained 10% equity interest of Beifu and accounted for the investment in Beifu as an equity investment as the Group still had significant influence over Beifu. As a result, Beifu ceased to be a subsidiary of the Group. A total loss of RMB23,474 was recognised, which is the difference between (a) the aggregate of the fair value of consideration received, the fair value of the retained non-controlling interests and the carrying amount of non-controlling interests being deconsolidated, amounting to RMB13,236 collectively and (b) the carrying amount of the assets and liabilities being deconsolidated, amounting to RMB36,710. As part of the total loss recognized, the loss related to the remeasurement of the retained non-controlling investment to fair value was RMB3,088.

Disposal of Beijing Huanqiu Xingxue Technology Development Co., Ltd. (“Xingxue”)

Xingxue, a company engaged in online vocational education, was acquired by the Group in 2014.

In December 2016, the Group disposed 33.86% equity interest of Xingxue for a total consideration of RMB118,500. After the disposal, the Group retained 31.14% equity interest of Xingxue. As a result, Xingxue ceased to be a subsidiary of the Group. A total income of RMB127,434 was recognised, which is the difference between (a) the aggregate of the fair value of consideration received, the fair value of the retained non-controlling interests and the carrying amount of non-controlling interests being deconsolidated, amounting to RMB282,433 collectively and (b) the carrying amount of the assets and liabilities being deconsolidated, amounting to RMB154,999. As part of the total loss recognized, the gain related to the remeasurement of the retained non-controlling investment to fair value was RMB57,791.